                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of June 1, 1996 96-5 between the Company and Firstar Trust Company, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:


1. The Monthly Report for the period from April 1, 1997 to April 30, 1997 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.


IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of May, 1997.



                                  GREEN TREE FINANCIAL CORP.


                              BY: /s/Phyllis A. Knight
                                  ---------------------------
                                  Vice President and Treasurer

                       GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.65%, 6.85%, 7.15%,
                              7.45%, 7.75%, 8.25%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-5
                  CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                MONTHLY REPORT
                                  APRIL 1997

                                     CUSIP#'S 393505-MV1,MW9,MX7,MY5,MZ2,NA6,NB4
                                     TRUST ACCOUNT #80-4141300
                                     REMITTANCE DATE: 5/15/97

                                                       Total $        Per $1,000
                                                        Amount         Original
                                                    -------------     ----------
Class A Certificates
--------------------
(1a)    Amount available (including Monthly
        Servicing Fee)                              $7,404,305.93

(b)     Class M-1 Interest Deficiency Amount
        (if any) and Class B-1 Interest
        Deficiency Amount (if any) withdrawn
        for prior Remittance Date                            0.00

(c)     Amount Available after giving effect to
        withdrawal of Class M-1 Interest
        Deficiency Amount and B-1 Interest
        Deficiency Amount for prior Remittance
        Date                                         7,404,305.93

A.    Interest
      (2)    Aggregate Interest
             a. Class A-1 Remittance Rate(6.05%)            6.05%
             b. Class A-1 Interest                      94,829.78     2.06151696
             c. Class A-2 Remittance Rate(6.65%)            6.65%
             d. Class A-2 Interest                     310,333.33     5.54166661
             e. Class A-3 Remittance Rate(6.85%)            6.85%
             f. Class A-3 Interest                     251,166.67     5.70833341
             g. Class A-4 Remittance Rate(7.15%)            7.15%
             h. Class A-4 Interest                     476,666.67     5.95833338
             i. Class A-5 Remittance Rate(7.45%)            7.45%
             j. Class A-5 Interest                     266,958.33     6.20833326
             k. Class A-6 Remittance Rate (7.75%)           7.75%
             l. Class A-6 Interest                     432,708.33     6.45833328
             m. Class A-7 Remittance Rate (8.25%,
                unless Weighted Average Contract Rate       8.25%
                is below 8.25%)                        696,843.13     6.87500005

        (3)  Amount applied to:
             a. Unpaid Class A Interest
                Shortfall                                     .00            .00

                       GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.65%, 6.85%, 7.15%,
                              7.45%, 7.75%, 8.25%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-5
                  CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                MONTHLY REPORT
                                  APRIL 1997
                                    Page 2

                               CUSIP#'S  393505-MV1,MW9,MX7,MY5,MZ2,NA6,NB4
                               TRUST ACCOUNT #80-4141300
                               REMITTANCE DATE: 5/15/97

                                                        Total $        Per $1,000
                                                         Amount          Original
                                                       ----------      ----------
(4)  Remaining:

          a.   Unpaid Class A Interest
               Shortfall                                       .00            .00

B.   Principal
     (5)  Formula Principal Distribution
           Amount                                     3,939,328.17            N/A
          a.   Scheduled Principal                      550,033.12            N/A
          b.   Principal Prepayments                  2,131,926.73            N/A
          c.   Liquidated Contracts                     452,021.65            N/A
          d.   Repurchases                                     .00            N/A
          e.   Current Month Advanced Principal       1,077,510.73            N/A
          f.   Prior Month Advanced Principal          (818,164.06)           N/A

     (6)  Pool Scheduled Principal Balance          488,078,054.72

     (6b) Adjusted Pool Principal Balance           487,000,543.99   940.90992753
     (6c) Pool Factor                                   0.94090993

     (7)  Unpaid Class A Principal Shortfall
          (if any) following prior Remittance date             .00

     (8)  Class A Percentage for such Remittance
           Date                                              92.08%

     (9)  Class A Percentage for the following
           Remittance Date                                   92.03%

     (10) Class A Principal Distribution:
          a.   Class A-1                              3,939,328.17    73.76800370
          b.   Class A-2                                       .00            .00
          c.   Class A-3                                       .00            .00
          d.   Class A-4                                       .00            .00
          e.   Class A-5                                       .00            .00
          f.   Class A-6                                       .00            .00

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.65%, 6.85%,
                          7.15%, 7.45%, 7.75%, 8.25%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-5
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                  APRIL 1997
                                    Page 3

                                                CUSIP#'S 393505-
                                                MV1,MW9,MX7,MY5,MZ2,NA6,NB4
                                                TRUST ACCOUNT #80-4141300
                                                REMITTANCE DATE: 5/15/97

                                                  Total $        Per $1,000
                                                  Amount          Original
                                               -------------    ------------
(11)    Class A-1 Principal Balance            15,415,884.99    335.12793457
(11a)         Class A-1 Pool Factor                .33512793

(12)    Class A-2 Principal Balance            56,000,000.00    1000.0000000
(12a)         Class A-2 Pool Factor               1.00000000

(13)    Class A-3 Principal Balance            44,000,000.00    1000.0000000
(13a)         Class A-3 Pool Factor               1.00000000

(14)    Class A-4 Principal Balance            80,000,000.00    1000.0000000
(14a)         Class A-4 Pool Factor               1.00000000

(15)    Class A-5 Principal Balance            43,000,000.00    1000.0000000
(15a)         Class A-5 Pool Factor               1.00000000

(16)    Class A-6 Principal Balance            67,000,000.00    1000.0000000
(16a)         Class A-6 Pool Factor               1.00000000

(17)    Class A-7 Principal Balance           101,359,000.00    1000.0000000
(17a)         Class A7 Pool Factor                1.00000000

(18)    Unpaid Class A Principal Shortfall
        (if any) following current Remittance
        Date                                             .00

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.65%, 6.85%,
                          7.15%, 7.45%, 7.75%, 8.25%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-5
                  CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                  APRIL 1997
                                    Page 4

                                              CUSIP#'S 393505-
                                              MV1,MW9,MX7,MY5,MZ2,NA6,NB4
                                              TRUST ACCOUNT #80-4141300
                                              REMITTANCE DATE: 5/15/97

C.   Aggregate Scheduled Balances and Number of Delinquent
     Contracts as of Determination Date

     (19) 31-59 days                                4,060,008.90            134

     (20) 60 days or more                           4,599,336.13            130

     (21) Current Month Repossessions               1,298,667.48             44

     (22) Repossession Inventory                    4,164,207.64            134

Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in May 2000)

(23) Average Sixty-Day Delinquency Ratio Test

     (a)  Sixty-Day Delinquency Ratio for current Remittance Date           .94%

     (b)  Average Sixty-Day Delinquency Ratio (arithmetic
          average of ratios for this month and two preceding
          months; may not exceed 3.5%)                                       .9%

(24) Average Thirty-Day Delinquency Ratio Test

     (a)  Thirty-Day Delinquency Ratio for current Remittance Date          .83%

     (b)  Average Thirty-Day Delinquency Ratio (arithmetic
          average of ratios for this month and two preceding
          months; may not exceed 5.5%)                                      .89%

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.65%, 6.85%,
                          7.15%, 7.45%, 7.75%, 8.25%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-5
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                  APRIL 1997
                                    Page 5


                                              CUSIP#'S 393505-
                                              MV1,MW9,MX7,MY5,MZ2,NA6,NB4
                                              TRUST ACCOUNT #80-4141300
                                              REMITTANCE DATE: 5/15/97

(25) Cumulative Realized Losses Test
     (a)  Cumulative Realized Losses for the current Remittance
          Date (as a percentage of Cut-off Date Pool Principal
          Balance; may not exceed 5.5% from June 1, 2000 to
          May 31, 2001, 6.5% from June 1, 2001 to May 31,
          2002, 8.5% from June 1, 2002 to May 31, 2003 and
          and 9.5% thereafter)                                             .13%

(26) Current Realized Losses Test
     (a)  Current Realized Losses for current Remittance Date       188,675.32

     (b)  Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by
          arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
          may not exceed 2.25%)                                            .39%

(27) Class M-1 Principal Balance Test
     (a)  The sum of Class M-1 Principal Balance and Class B
          Principal Balance (before distributions on current
          Remittance Date) divided by Pool Scheduled Principal
          Balance as of preceding Remittance Date (must equal
          or exceed 25.5%)                                               16.36%

(28) Class B Principal Balance Test
     (a)  Class B Principal Balance (before any distributions
          on current Remittance Date) as of such Remittance Date
          greater than $10,351,694.00                                      .00

     (b)  Class B Principal Balance (before any distributions
          on current Remittance Date) divided by pool Scheduled
          Principal Balance as of preceding Remittance Date is
          equal to or greater than 11.25%                                 7.92%

                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.05%
                    PASS-THROUGH CERTIFICATES,SERIES 1996-5
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                                  APRIL 1997
                                   Page 6

                                               CUSIP NO. 393505NC2
                                               TRUST ACCOUNT #80-414300
                                               REMITTANCE DATE: 5/15/97

                                                       Total $      Per $1,000
                                                        Amount       Original
                                                    -------------  -------------
CLASS M1 CERTIFICATES
---------------------
    (29)  Amount available (including Monthly
           Servicing Fee)                            1,481,471.52
A.  Interest
    (30)  Aggregate interest
          a.  Class M-1 Remittance Rate (8.05%,
              unless Weighted Average Contract
              Rate is below 8.05%)                          8.05%
          b.  Class M-1 Interest                       277,758.54     6.70833329

    (31)  Amount applied to Class M-1 Interest
           Deficiency Amount                                  .00              0

    (32)  Remaining unpaid Class M-1 Interest
           Deficiency Amount                                  .00              0

    (33)  Amount Applied to:
          a.  Unpaid Class M-1 Interest Shortfall             .00              0

    (34)  Remaining:
          a.  Unpaid Class M-1 Interest Shortfall             .00              0

B.  Principal
    (35)  Formula Principal Distribution Amount               .00            N/A
          a.  Scheduled Principal                             .00            N/A
          b.  Principal Prepayments                           .00            N/A
          c.  Liquidated Contracts                            .00            N/A
          d.  Repurchases                                     .00            N/A

    (36)  Class M-1 Principal Balance               41,405,000.00  1000.00000000
    (36a) Class M-1 Pool Factor                        1.00000000

    (37)  Class M-1 Percentage for such Remittance
           Date                                              .00%

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.05%, 8.10%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-5
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                                  APRIL 1997
                                    Page 7
                                                       CUSIP NO. 393505NC2
                                                       TRUST ACCOUNT #80-4141300
                                                       REMITTANCE DATE: 5/15/97



                                                            Total $         Per $1,000
                                                             Amount          Original
                                                            --------        ------------
(38)  Class M-1 Principal Distribution:
        a.  Class M-1 (current)                                  .00          0.00000000
        b.  Unpaid Class M-1 Principal Shortfall
            (if any) following prior Remittance
            Date                                                 .00

(39)  Unpaid Class M-1 Principal Shortfall
      (if any) following current Remittance Date                 .00

(40)  Class M-1 Percentage for the following
      Remittance Date                                           .00%

Class B1 Certificates
---------------------
(1)   Amount Available less the Class A
      Distribution Amount and Class M-1
      Distribution amount (including Monthly
      Servicing Fee)                                    1,203,712.98

(2)   Class B-1 Remittance Rate (8.10% unless
      Weighted Average Contract Rate is
      below 8.10%)                                             8.10%

(3)   Aggregate Class B1 Interest                         139,758.75          6.75000000

(4)   Amount applied to Unpaid Class
      B1 Interest Shortfall                                      .00                 .00

(5)   Remaining unpaid Class B1
      Interest Shortfall                                         .00                 .00

(6)   Amount applied to Class B1 Interest
      Deficiency Amount                                          .00

(7)   Remaining Unpaid Class B-1 Interest
      Deficiency Amount                                          .00


                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.10%, 8.45%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-5
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                                  APRIL 1997
                                    Page 8

                                               CUSIP NO. 393505ND0,NE8
                                                TRUST ACCOUNT #80-4141300
                                                REMITTANCE DATE: 5/15/97

                                                        Total $       Per $1,000
                                                        Amount        Original
                                                     -------------    ----------
(8)     Unpaid Class B1 Principal Shortfall
        (if any) following prior Remittance Date               .00

(8a)    Class B Percentage for such Remittance Date            .00

(9)     Current Principal (Class B Percentage of
        Formula Principal Distribution Amount)                 .00

(10a)   Class B1 Principal Shortfall                           .00

(10b)   Unpaid Class B1 Principal Shortfall                    .00

(11)    Class B Principal Balance                    38,820,659.00

(12)    Class B1 Principal Balance                   20,705,000.00

Class B2 Certificates
---------------------
(13)  Remaining Amount Available                      1,063,954.23

(14)  Class B-2 Remittance Rate (8.45%
      unless Weighted Average Contract
      Rate is less than 8.45%)                               8.45%

(15)  Aggregate Class B2 Interest                       127,564.43    7.04166655

(16)  Amount applied to Unpaid Class
      B2 Interest Shortfall                                    .00           .00

(17)  Remaining Unpaid Class B2 Interest Shortfall             .00           .00

(18)  Unpaid Class B2 Principal Shortfall
      (if any) following prior Remittance Date                 .00

(19)  Class B2 Principal Liquidation Loss Amount               .00

(20)  Class B2 Principal (zero until Class
      B1 paid down; thereafter, Class B
      Percentage of Formula Principal
      Distribution Amount)                                     .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.10%, 8.45%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-5
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                                  APRIL 1997
                                    Page 9

                                                 CUSIP NO. 393505-ND0,NE8
                                                  TRUST ACCOUNT #80-4141300
                                                  REMITTANCE DATE: 5/15/97

                                                       Total $        Per $1,000
                                                       Amount          Original
                                                    -------------     ----------
(21)  Guarantee Payment                                       .00

(22)  Class B2 Principal Balance                    18,115,659.00

(23)  Monthly Servicing Fee (Deducted from
      Certificate Account balance to arrive at
      Amount Available if the Company or Green
      Tree Financial Corporation is not the
      Servicer; deducted from funds remaining
      after payment of Class A Distribution
      Amount, Class M-1 Distribution Amount,
      Class B-1 Distribution Amount and Class
      B-2 Distribution Amount; if the Company
      or Green Tree Financial Corporation
      is the Servicer)                                 204,671.68

(24)  3% Guarantee Fee                                 731,718.12

(25)  Class C Residual Payment                                .00

(26)  Class M-1 Interest Deficiency on such
      Remittance Date                                         .00

(27)  Class B-1 Interest Deficiency on such
      Remittance Date                                         .00

(28)  Repossessed Contracts                          1,298,667.48

(29)  Repossessed Contracts Remaining
      in Inventory                                   4,164,207.64

(30)  Weighted Average Contract Rate                     10.25082